UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

WNS (HOLDINGS) LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-32945	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Gate 4, Godrej & Boyce Complex Pirojshanagar, Vikhroli (W) Mumbai, India	400 079
HYLO,23rd Floor,103-105 Bunhill Row, Old street London	ECY1Y 8LZ
515 Madison Avenue, 8th Floor, New York, NY	10022
(Addresses of principal executive offices)	(Zip codes)

+91-22-6826-2100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary share, par value 10 pence per share	WNS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Annual General Meeting of shareholders

On October 03, 2025, WNS (Holdings) Limited (the “Company”) issued a press release announcing details of its annual general meeting (the “AGM”) to be held on Thursday, October 30, 2025 and distributed to its shareholders a notice of the AGM, the proxy statement for the AGM, the proxy card and the voting card. A copy of the press release, the notice of AGM, the proxy statement, the proxy card and the voting card are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively.

If the proposed acquisition by Capgemini S.E. (or its nominee(s)) of the entire issued and to be issued share capital of the Company to be implemented by means of a scheme of arrangement between the Company and its members pursuant to Articles 125 and 126 of the Companies (Jersey) Law 1991 (the Acquisition) completes at any time on or prior to 11.00 a.m. GMT on October 30, 2025

•

the record date for determining those Shareholders who will be entitled to attend and vote at the Annual General Meeting will automatically change to 11.00 a.m. GMT on October 30, 2025 (so that the only member of the Company entitled to attend and vote at that meeting will be Capgemini S.E. (or its nominee(s)); and

•	at the direction of Capgemini S.E., the Annual General Meeting will be cancelled.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release of WNS (Holdings) Limited dated October 03, 2025.

99.2	The Company’s notice of annual general meeting to ordinary shareholders, dated October 2, 2025.

99.3	The Company’s proxy statement for the annual general meeting of ordinary shareholders to be held on October 30, 2025.

99.4	Proxy card and voting card for use by ordinary shareholders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WNS (Holdings) Limited (Registrant)

Date: October 3, 2025	By:	/s/ Gopi Krishnan
	Name:	Gopi Krishnan
	Title:	General Counsel